UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2008

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-31539	87-0638750
(Commission File Number)	(IRS Employer Identification No.)

445 Park Avenue, New York, New York  10022
(Address of Principal Executive Offices) (Zip Code)

(212) 307-3568
 (Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 28, 2008, China North East Petroleum Holdings Limited (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Lotusbox Investments Limited (the “Investor”).  Pursuant to which the Company agreed to issue to the Investor a 8.00% Secured Debenture due 2012 (the “Debenture”) in aggregate principal amount of $15,000,000, and agreed to issue to the Investor five-year warrants exercisable for up to (i) 1,200,000 shares of the Company’s common stock at an initial exercise price equal to $0.01 per share (“Class A Warrants”), (ii) 1,500,000 shares of the Company’s common stock at an initial exercise price equal to $3.20 per share (“Class B Warrants”) and (iii) 2,100,000 shares of the Company’s common stock at an initial exercise price equal to $3.45, all warrant exercise prices are subject to certain adjustments.  The Class B Warrants are subject to certain call rights by the Company.

At the closing of the transaction, the Company entered into:

•	A 8.00% Secured Debenture due 2012;
•	A registration rights agreement covering the shares of common stock issuable upon exercise of the Class A, Class B and Class C Warrants;
•
A share pledge agreement whereby the Company granted to the Investor a pledge on 66% of the Company’s equity interest in Song Yuan North East Petroleum Technical Services Co. Ltd. (“Song Yuan Technical”), a PRC corporation and 90% owned subsidiary of the Company, as collateral to secure the Debenture;

•	A security agreement whereby the Company granted to the Investor a security interest in certain properties of the Company as collateral to secure the Debenture; and
•
An option agreement where by the Company grants the Investor an option to purchase up to 24% of the registered capital of Song Yuan Technical at fair market value which option shall vest immediately on the date following the occurrence of an event of default which results in the acceleration of the Debenture.

In addition, Hongjun Wang, President and Chief Executive Officer of the Company, executed a pledge agreement whereby Mr. Wang, personally pledged 6,732,000 shares of common stock in the Company as collateral to secure the Debenture.

Hong Jie Ltd. acted as the financial consultant for this transaction and is entitled to receive a cash fee equal to 6.5% of the aggregate principal amount of the Debenture and warrants to purchase up to (i) 120,000 shares of common stock in the Company on the same terms as the Class A Warrants, (ii) 150,000 shares of common stock in the Company on the same terms as the Class B Warrants and (iii) 210,000 shares of common stock in the company on the same terms as the Class C Warrants.

Material Terms of the Debenture

Maturity and Redemption

The Debenture will mature on February 27, 2012.  The Company is required to make payments on the principal amount of the Debenture as follows:

Repayment Date	Repayment of Principal Amount
6 months from the issue date	$750,000
12 months from the issue date	$750,000
18 months from the issue date	$1,875,000
24 months from the issue date	$1,875,000
30 months from the issue date	$3,375,000
36 months form the issue date	$3,375,000
42 months from the issue date	$1,500,000
48 months from the issue date	$1,500,000

The Company shall have the option to redeem the Debenture at anytime after the second anniversary of the issue date of the Debenture by prepaying 100% of the then outstanding principal amount of the Debenture, all accrued but unpaid interest and all other amounts due in respect of the Debenture.  If any portion of the payment pursuant to such redemption shall not be paid by the Company, interest shall accrue thereon at an interest rate equal to the lesser of 18% per annum and the maximum rate permitted by applicable law until such amount is paid in full.

Payment of Interest

Interest on the then outstanding principal amount of this Debenture shall accrue at the rate of 8% per annum, payable quarterly on January 1, April 1, July 1 and October 1, beginning on the first such date after the issue date.

Payment of Additional Interest

The Debenture requires the Company to pay interest at the rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law if certain events of default occur, including but not limited to the Company has not obtained a listing of its common stock on the Nasdaq Stock Market or the American stock Exchange by one year anniversary of the issue date of the Debenture and use its best efforts to maintain such listing continuously thereafter as long as the Debenture is outstanding.

Covenants

The Debenture limits the Company’s ability to incur debt and enter into transactions with affiliates, among other things.

Event of Default

Upon an event of default, the Investor shall have the right to require that the Company pay any portion or all principal and accrued interest on the Debenture with 10 days' prior written notice to the Company.

The foregoing descriptions do not purport to be a complete description of the terms of the documents, and this description is qualified in its entirety by the terms of the definitive documents or forms thereof which are attached as exhibits to this Current Report on Form 8-K, and which are incorporated by reference.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The description of the issuance and terms of the Debenture and the warrants to the Investor and Hong Jie Limited and the entering into of the related security arrangements under the security documents is set forth above in Item 1.01 and is hereby incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The description of the issuance and terms of the Debenture and the warrants to the Investor and Hong Jie Limited and the entering into of the related arrangement and agreements is set forth above in Item 1.01 and is hereby incorporated by reference into this Item 3.02.

The warrants are issued in reliance on Regulation S of the Securities Act of 1933, as amended.  As discussed above, the shares underlying the warrants issued to the Investor are entitled to certain registration rights pursuant to the registration rights agreement.

Item 9.01 Financial Statements and Exhibits.

Exhibits

4.1	8% Secured Debenture
4.2	Form of Class A and C Warrants
4.3	Form of Class B Warrant
10.1	Securities Purchase Agreement
10.2	Security Agreement
10.3	Onshore Share Pledge Agreement
10.4	Registration Rights Agreement
10.5	Option Agreement
99.1	Press release of the Company dated March 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED. (Registrant)

Date: March 3, 2008	By:	/s/ Hongjun Wang
Chief Executive Officer